                                   EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and does hereby make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as director or officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments filed with the Securities and Exchange Commission with respect to numbers of Common Shares of the Corporation and related plan participations issuable or issued in connection with the employee benefit plans listed below giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

           Number of
         Common Shares                                   Plan
         -------------                      ------------------------------------------
            300,000                         Eaton Limited U.K. Savings Related Share
                                            Option Scheme

             30,000                         Cutler-Hammer de Puerto Rico Company
                                            Retirement Savings Plan

             30,000                         Eaton Corporation Savings Plan for Certain
                                            Cutler-Hammer Represented Employees

         This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1998.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 25th day of June, 1997.

 /s/ Stephen R. Hardis                       /s/ Alexander M. Cutler
--------------------------------------      ----------------------------------------
Stephen R. Hardis, Chairman and Chief       Alexander M. Cutler, President
Executive Officer;                          and Chief Operating Officer;
Principal Executive Officer; Director       Director

 /s/ Adrian T. Dillon                        /s/ Billie K. Rawot
--------------------------------------      ----------------------------------------
Adrian T. Dillon, Executive Vice            Billie K. Rawot,
President--Chief Financial and              Vice President and Controller;
Planning Officer;                           Principal Accounting Officer
Principal Financial Officer

 /s/ Neil A. Armstrong                       /a/ Phyllis B. Davis
--------------------------------------      ----------------------------------------
Neil A. Armstrong, Director                 Phyllis B. Davis, Director



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

 /s/ Ernie Green                             /s/ Ned. C. Lautenbach
--------------------------------------      ----------------------------------------
Ernie Green, Director                       Ned C. Lautenbach, Director

 /s/ John R. Miller                          /s/ Furman C. Moseley
--------------------------------------      ----------------------------------------
John R. Miller, Director                    Furman C. Moseley, Director

 /s/ Victor A. Pelson                        /s/ A. William Reynolds
--------------------------------------      ----------------------------------------
Victor A. Pelson, Director                  A. William Reynolds, Director

 /s/ Gary L. Tooker
--------------------------------------
Gary L. Tooker, Director



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